UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2020

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10003 Woodloch Forest Drive
The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(281) 719-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	HUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)  The 2020 Annual Meeting of Stockholders of Huntsman Corporation (the “Company”) was held on May 1, 2020 (the “Annual Meeting”).

(b)  The record date for the Annual Meeting was March 5, 2020. At the close of business on the record date, there were 222,952,837 shares of the Company’s common stock outstanding, each of which was entitled to one vote on each item of business conducted at the Annual Meeting.

(c)  The Company’s stockholders voted on the following four proposals (each described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 20, 2020) at the Annual Meeting and cast their votes as follows:

Proposal 1	The eight nominees named below were elected to serve as directors of the board of directors, to serve until the 2021 Annual Meeting, and the voting results were as follows:

Directors	For	Against	Abstain	Broker Non-Votes
Peter R. Huntsman	175,197,891	8,437,400	198,678	19,994,714
Nolan D. Archibald	173,313,202	10,404,614	116,153	19,994,714
Mary C. Beckerle	181,000,446	2,749,685	83,838	19,994,714
M. Anthony Burns	181,131,004	2,593,812	109,153	19,994,714
Daniele Ferrari	176,729,143	7,014,717	90,109	19,994,714
Sir Robert J. Margetts	179,455,154	4,270,807	108,008	19,994,714
Wayne A. Reaud	173,556,875	10,163,408	113,686	19,994,714
Jan E. Tighe	182,076,580	1,668,139	89,250	19,994,714

Proposal 2	The non-binding advisory vote to approve the compensation of the Company’s named executive officers was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
145,067,539	38,494,195	272,235	19,994,714

Proposal 3	The appointment of Deloitte& Touche LLP as the independent registered public accounting firm for the year ending December 31, 2020 was ratified, and the voting results were as follows.

For	Against	Abstain
195,396,219	8,299,444	133,020

Proposal 4	The stockholder proposal to enact stockholder right to act by written consent was defeated by the votes set forth below.

For	Against	Abstain	Broker Non-Votes
80,355,572	102,781,722	696,675	19,994,714

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION

/s/ DAVID M. STRYKER
Executive Vice President, General Counsel and Secretary

Dated: May 6, 2020

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